UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2016

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Iron Mountain Incorporated, or the Company, is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material United States federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust for federal income tax purposes and the acquisition, ownership and disposition of the Company’s stock. This description contained in Exhibit 99.1 replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its stockholders to the extent they are inconsistent with the description contained in this Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

99.1	Material United States Federal Income Tax Considerations. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

	By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Executive Vice President and Chief Financial Officer

Date: September 12, 2016